                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 26, 2000
                                        ----------------
                        (Date of earliest event reported)



                       PIONEER-STANDARD ELECTRONICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Ohio                             (000-5734)                  34-0907152
-------------------------------         ---------------------         -------------------
(State or other jurisdiction of         (Commission File No.)         (I.R.S. Employer
incorporation)                                                        Identification No.)

6065 Parkland Boulevard, Mayfield Heights, Ohio              44124
-----------------------------------------------            ----------
    (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:      (440) 720-8500
                                                         --------------

ITEM 5.   OTHER EVENTS
----------------------

         On October 26, 2000, Pioneer-Standard Electronics, Inc. (the "Company") announced that it had posted record sales and earnings for the second quarter of fiscal 2001. In addition, the Company's press release stated that the Company had modified its procedures for publishing and updating its "Business Outlook" section contained in its quarterly earnings release. The Company will offer quarterly financial estimates and an analysis of market conditions on a regular basis through its earnings releases and conference calls. Subsequent to the publication and broadcast of this information, the Company will keep the Business Outlook publicly available on its website (www.pioneerstandard.com). Prior to the start of a "Quiet Period," as defined in the Company's press release (which is attached hereto as Exhibit 99.1), the public may continue to rely on the Business Outlook available on the website as being the Company's current expectations unless the Company publishes a press release to the contrary.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PIONEER-STANDARD ELECTRONICS, INC.

                                   By: /s/ Steven M. Billick
                                       -----------------------------------------
                                       Steven M. Billick
                                       Senior Vice President and Chief Financial
                                       Officer

Date:  October 30, 2000

                                  EXHIBIT INDEX
                                  -------------

       EXHIBIT NO.                 DESCRIPTION                       PAGE
       -----------                 -----------                       ----

         99.1          Press Release Issued by the Company
                       on October 26, 2000.                          4